Exhibit 99.2

Investor Contact Helen M. Wilson Phone: (441) 299-9283 email: investorrelations@acegroup.com

This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on

Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect ACE’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results—Consecutive Quarters	2
	- Summary Consolidated Balance Sheets	3
	- Consolidated Premiums and Operating Income by Line of Business	4

III.	Global P&C Results
	- Global P&C Results—Consecutive Quarters	5

IV.	Segment Results
	- Insurance—North American—For Reference Only	6
	- Insurance—North American P&C	7
	- Insurance—North American Agriculture	8
	- Insurance—Overseas General	9
	- Global Reinsurance	10
	- Life	11

V.	Balance Sheet Details
	- Loss Reserve Rollforward	12
	- Reinsurance Recoverable Analysis	13
	- Investment Portfolio	14 - 17
	- Net Realized and Unrealized Gains (Losses)	18
	- Capital Structure	19
	- Computation of Basic and Diluted Earnings Per Share	20

VI.	Other Disclosures
	- Non-GAAP Financial Measures	21 - 22
	- Book Value and Book Value per Common Share	23
	- Glossary	24

ACE Limited Consolidated Financial Highlights (in millions of U.S. dollars, except share, per share data, and ratios) (Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

					Constant $					Constant $
			% Change		% Change			% Change		% Change
	Three months ended June 30		2Q-14 vs.	Constant $	2Q-14 vs.	Six months ended June 30		YTD-14 vs.	Constant $	YTD-14 vs.
	2014	2013	2Q-13	2013 (1)	2Q-13 (1)	2014	2013	YTD-13	2013 (1)	YTD-13 (1)
Gross premiums written	$6,006	$6,030	-0.4%	$5,990	0.3%	$11,380	$10,993	3.5%	$10,874	4.7%
Net premiums written	$4,559	$4,391	3.8%	$4,362	4.5%	$8,744	$8,189	6.8%	$8,097	8.0%
P&C net premiums written (2)	$4,061	$3,904	4.0%	$3,885	4.5%	$7,752	$7,200	7.7%	$7,132	8.7%
Global P&C net premiums written (3)	$3,673	$3,451	6.4%	$3,432	7.0%	$7,170	$6,634	8.1%	$6,566	9.2%
Net premiums earned	$4,332	$4,067	6.5%	$4,049	7.0%	$8,302	$7,640	8.7%	$7,550	10.0%
Net investment income	$556	$534	4.2%			$1,109	$1,065	4.1%
Operating income	$825	$790	4.5%			$1,602	$1,536	4.3%
Net income	$779	$891	-12.5%			$1,513	$1,844	-18.0%
Comprehensive income (loss)	$1,348	$(499)	NM			$2,456	$217	NM
Operating cash flow	$846	$895				$2,096	$1,808
P&C combined ratio (4)
Loss and loss expense ratio	58.2%	58.7%				58.0%	58.0%
Underwriting and administrative expense ratio	29.3%	29.2%				30.2%	30.1%

Combined ratio	87.5%	87.9%				88.2%	88.1%
Operating return on equity (ROE)	11.8%	12.3%				11.5%	12.1%
ROE	10.4%	12.9%				10.2%	13.5%
Operating effective tax rate	13.7%	11.2%				12.7%	11.0%
Effective tax rate	14.6%	11.5%				13.0%	11.4%
Diluted earnings per share
Operating income	$2.42	$2.29	5.7%			$4.69	$4.46	5.2%
Net income	$2.28	$2.59	-12.0%			$4.43	$5.36	-17.4%

								% Change 2Q-14 vs. 2Q-13	December 31 2013	% Change 2Q-14 vs. 4Q-13
Book value per common share						$90.19	$80.26	12.4%	$84.83	6.3%
Tangible book value per common share						$73.77	$64.40	14.5%	$68.93	7.0%
Tangible book value per common share excluding 2014 acquisition (5)						$74.15	$64.40	15.1%	$68.93	7.6%
Weighted average basic common shares outstanding	337.8	341.0				338.4	340.9
Weighted average diluted common shares outstanding	341.1	344.1				341.6	344.0
Debt plus trust preferred securities/ tangible capital						20.0%	21.6%		20.4%

(1)	Prior periods on a constant dollar basis.
(2)	P&C net premiums written is defined as consolidated net premiums written excluding net premiums written of the company’s Life segment. See non-GAAP financial measures.
(3)	Global P&C net premiums written is defined as consolidated net premiums written excluding net premiums written of the company’s Life and Insurance – North American Agriculture segments. See non-GAAP financial measures.
(4)	Loss and loss expense ratio and combined ratio include the impact of realized gains and losses from fair value changes on crop derivatives. See non-GAAP financial measures.
(5)	For 2014, tangible book value per common share excludes the impact from goodwill and intangibles relating to the acquisition of The Siam Commercial Samaggi Insurance PCL of $126 million.

Financial Highlights	Page 1

ACE Limited Consolidated Results - Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

ACE Limited Consolidated

	2Q-14	1Q-14	4Q-13	3Q-13	2Q-13	YTD 2014	YTD 2013	Full Year 2013
Consolidated Results (Including Corporate) Excluding Life Segment (1)
Gross premiums written	$5,480	$4,852	$4,936	$5,863	$5,518	$10,332	$9,953	$20,752
Net premiums written	4,061	3,691	3,712	4,141	3,904	7,752	7,200	15,053
Net premiums earned	3,842	3,486	3,882	4,143	3,587	7,328	6,683	14,708
Adjusted losses and loss expenses (2)	2,234	2,012	2,378	2,515	2,105	4,246	3,874	8,767
Policy acquisition costs	637	617	605	592	570	1,254	1,104	2,301
Administrative expenses	493	467	483	478	478	960	907	1,868

Underwriting income	478	390	416	558	434	868	798	1,772
Net investment income	490	489	493	461	471	979	939	1,893
Interest expense	69	68	67	68	69	137	125	260
Other income (expense) - operating (3)	(26)	(23)	(23)	(29)	(31)	(49)	(53)	(105)
Income tax expense	120	88	81	140	91	208	169	390

Operating income (including Corporate) excluding Life segment	753	700	738	782	714	1,453	1,390	2,910
Life segment operating income	72	77	86	75	76	149	146	307

Consolidated operating income	825	777	824	857	790	1,602	1,536	3,217
Adjusted net realized gains (losses) (2)	(81)	(102)	154	41	104	(183)	310	505
Net realized gains (losses) related to unconsolidated entities	36	51	25	22	12	87	45	92
Income tax expense (benefit) on adjusted net realized gains (losses)	1	(8)	5	4	15	(7)	47	56

Consolidated net income	$779	$734	$998	$916	$891	$1,513	$1,844	$3,758

% Change versus prior year period (1)
Net premiums written as reported	4.0%	12.0%	18.2%	-2.0%	7.1%	7.7%	7.0%	6.8%
Net premiums earned as reported	7.1%	12.6%	15.5%	-1.0%	8.4%	9.6%	7.5%	6.9%
Net premiums written constant $	4.5%	13.7%	19.8%	-0.9%	8.6%	8.7%	7.8%	7.8%
Net premiums earned constant $	7.4%	14.8%	17.0%	-0.1%	9.7%	10.8%	8.3%	7.9%
Other ratios
Net premiums written/gross premiums written (1)	74%	76%	75%	71%	71%	75%	72%	73%
Operating effective tax rate	13.7%	11.5%	9.2%	14.9%	11.2%	12.7%	11.0%	11.6%
P&C combined ratio (4)
Loss and loss expense ratio	58.2%	57.7%	61.3%	60.7%	58.7%	58.0%	58.0%	59.6%
Policy acquisition cost ratio	16.6%	17.7%	15.6%	14.3%	15.9%	17.1%	16.5%	15.7%
Administrative expense ratio	12.7%	13.4%	12.4%	11.5%	13.3%	13.1%	13.6%	12.7%

Combined ratio	87.5%	88.8%	89.3%	86.5%	87.9%	88.2%	88.1%	88.0%

Combined ratio excluding catastrophe losses and PPD	88.7%	88.9%	91.5%	89.8%	89.2%	88.8%	89.3%	90.0%
P&C expense ratio	29.3%	31.1%	28.0%	25.8%	29.2%	30.2%	30.1%	28.4%
P&C expense ratio excluding A&H	26.0%	27.5%	24.0%	21.9%	25.7%	26.7%	26.5%	24.5%
Catastrophe reinstatement premiums collected - pre-tax	$—	$—	$1	$2	$—	$—	$—	$3
Catastrophe losses - pre-tax	$80	$53	$37	$80	$81	$133	$113	$230
Favorable prior period development (PPD) - pre-tax (5)	$(126)	$(62)	$(122)	$(210)	$(128)	$(188)	$(198)	$(530)
Loss and loss expense ratio excluding catastrophe losses and PPD	59.4%	57.5%	63.5%	64.1%	60.0%	58.5%	59.3%	61.8%

(1)	Presented excluding the Life segment. This is a non-GAAP financial measure.
(2)	(Gains) losses from fair value changes on crop derivatives are reclassified from Adjusted net realized gains (losses) to Adjusted losses and loss expenses for this presentation. Crop derivative gains for Q2 2014 and YTD 2014 were $8 million and $6 million, respectively.
(3)	Excludes portion of net realized investment gains and losses related to unconsolidated entities.
(4)	Loss and loss expense ratio and combined ratio include the impact of realized gains and losses from fair value changes on crop derivatives. See non-GAAP financial measures.
(5)	For YTD 2014, favorable prior period development includes $35 million of favorable net earned premium adjustments, all related to the Insurance – North American Agriculture segment.

Consolidated Results	Page 2

ACE Limited Summary Consolidated Balance Sheets (in millions of U.S. dollars, except per share data) (Unaudited)

	June 30 2014	March 31 2014	December 31 2013
Assets
Fixed maturities available for sale, at fair value	$51,601	$49,611	$49,254
Fixed maturities held to maturity, at amortized cost	5,774	5,887	6,098
Equity securities, at fair value	907	851	837
Short-term investments, at fair value	2,108	2,526	1,763
Other investments	3,230	3,170	2,976

Total investments	63,620	62,045	60,928
Cash	594	847	579
Securities lending collateral	1,440	1,550	1,632
Insurance and reinsurance balances receivable	5,316	4,761	5,026
Reinsurance recoverable on losses and loss expenses	10,768	10,755	11,227
Deferred policy acquisition costs	2,562	2,402	2,313
Value of business acquired	514	517	536
Prepaid reinsurance premiums	1,867	1,721	1,675
Goodwill and other intangible assets	5,522	5,382	5,404
Deferred tax assets	234	516	616
Investments in partially-owned insurance companies	470	466	470
Other assets	4,540	4,217	4,104

Total assets	$97,447	$95,179	$94,510

Liabilities
Unpaid losses and loss expenses	$37,177	$36,866	$37,443
Unearned premiums	8,296	7,791	7,539
Future policy benefits	4,778	4,632	4,615
Insurance and reinsurance balances payable	3,794	3,734	3,628
Securities lending payable	1,441	1,551	1,633
Accounts payable, accrued expenses, and other liabilities	5,419	5,218	4,810
Short-term debt	1,851	1,901	1,901
Long-term debt	4,057	3,808	3,807
Trust preferred securities	309	309	309

Total liabilities	67,122	65,810	65,685
Shareholders’ equity
Total shareholders’ equity, excl. AOCI	28,230	27,843	27,673
Accumulated other comprehensive income (AOCI)	2,095	1,526	1,152

Total shareholders’ equity	30,325	29,369	28,825

Total liabilities and shareholders’ equity	$97,447	$95,179	$94,510

Book value per common share	$90.19	$86.90	$84.83
% change over prior quarter	3.8%	2.4%	2.2%
Tangible book value per common share	$73.77	$70.97	$68.93
% change over prior quarter	3.9%	3.0%	3.0%

Consol Bal Sheet	Page 3

ACE Limited Consolidated Premiums and Operating Income by Line of Business (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

					Constant $					Constant $
			% Change		% Change			% Change		% Change
			2Q-14 vs.	Constant $	2Q-14 vs.	YTD	YTD	YTD-14 vs.	Constant $	YTD-14 vs.
	2Q-14	2Q-13	2Q-13	2Q-13 (2)	2Q-13 (2)	2014	2013	YTD-13	YTD-13 (2)	YTD-13 (2)
Net premiums written
Property and all other	$1,465	$1,366	7.1%			$2,837	$2,588	9.6%
Casualty	1,494	1,412	5.8%			2,949	2,720	8.4%

Subtotal	2,959	2,778	6.5%	$2,770	6.7%	5,786	5,308	9.0%	$5,274	9.7%
Agriculture	388	453	-14.2%	453	-14.2%	582	566	3.0%	566	3.0%
Personal accident (A&H) (1)	961	925	3.9%	909	5.7%	1,878	1,839	2.1%	1,795	4.6%
Life	251	235	6.9%	230	9.8%	498	476	4.6%	462	8.0%

Total consolidated	$4,559	$4,391	3.8%	$4,362	4.5%	$8,744	$8,189	6.8%	$8,097	8.0%

% of Total Consolidated
Property and all other	32%	31%				32%	32%
Casualty	33%	32%				34%	33%

Subtotal	65%	63%				66%	65%
Agriculture	8%	11%				7%	7%
Personal accident (A&H) (1)	21%	21%				21%	22%
Life	6%	5%				6%	6%

Total consolidated	100%	100%				100%	100%

Net premiums earned
Property and all other	$1,282	$1,158	10.6%			$2,534	$2,225	13.8%
Casualty	1,542	1,454	6.0%			3,022	2,807	7.7%

Subtotal	2,824	2,612	8.1%	$2,610	8.2%	5,556	5,032	10.4%	$4,994	11.2%
Agriculture	330	351	-5.7%	351	-5.7%	433	403	7.6%	403	7.6%
Personal accident (A&H) (1)	934	880	6.1%	870	7.4%	1,828	1,754	4.2%	1,715	6.6%
Life	244	224	9.2%	218	11.9%	485	451	7.5%	438	10.6%

Total consolidated	$4,332	$4,067	6.5%	$4,049	7.0%	$8,302	$7,640	8.7%	$7,550	10.0%

% of Total Consolidated
Property and all other	29%	28%				31%	29%
Casualty	36%	36%				36%	37%

Subtotal	65%	64%				67%	66%
Agriculture	7%	9%				5%	5%
Personal accident (A&H) (1)	22%	22%				22%	23%
Life	6%	5%				6%	6%

Total consolidated	100%	100%				100%	100%

Operating income (loss)
Property, casualty, and all other	$647	$607	6.6%	$613	5.5%	$1,292	$1,188	8.8%	$1,189	8.6%
Agriculture	19	26	-25.4%	26	-25.4%	(6)	33	NM	33	NM
Personal accident (A&H) (1)	125	123	2.0%	121	3.7%	239	247	-3.2%	242	-1.1%
Life	34	34	0.0%	34	0.0%	77	68	13.2%	68	13.2%

Total consolidated	$825	$790	4.5%	$794	3.9%	$1,602	$1,536	4.3%	$1,532	4.6%

% of Total Consolidated
Property, casualty, and all other	79%	77%				80%	77%
Agriculture	2%	3%				0%	2%
Personal accident (A&H) (1)	15%	16%				15%	17%
Life	4%	4%				5%	4%

Total consolidated	100%	100%				100%	100%

(1)	For purposes of this schedule only, A&H results from our Combined North American and International businesses, normally included in the Life and Insurance – Overseas General segments, respectively, are included in the Personal Accident (A&H) line items above.
(2)	Prior periods on a constant-dollar basis.

Line of Business	Page 4

ACE Limited Global P&C Results - Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Global P&C includes the company’s Insurance – North American P&C segment (refer to page 7), Insurance – Overseas General segment (refer to page 9), Global Reinsurance segment (refer to page 10), and Corporate (not separately disclosed in the Financial Supplement). Global P&C excludes the Insurance – North American Agriculture and Life segments.

Global P&C (Including Corporate)

						YTD	YTD	Full Year
	2Q-14	1Q-14	4Q-13	3Q-13	2Q-13	2014	2013	2013
Gross premiums written	$4,879	$4,618	$4,719	$4,417	$4,769	$9,497	$8,955	$18,091
Net premiums written	3,673	3,497	3,456	3,336	3,451	7,170	6,634	13,426
Net premiums earned	3,512	3,383	3,456	3,294	3,236	6,895	6,280	13,030
Losses and loss expenses	1,955	1,884	1,925	1,768	1,812	3,839	3,549	7,242
Policy acquisition costs	614	612	608	560	550	1,226	1,080	2,248
Administrative expenses	492	466	485	473	475	958	899	1,857

Underwriting income	451	421	438	493	399	872	752	1,683
Net investment income	484	482	486	455	464	966	926	1,867
Interest expense	69	68	66	68	69	137	125	259
Other income (expense)—operating (1)	(17)	(15)	(15)	(21)	(23)	(32)	(37)	(73)
Income tax expense	115	95	85	127	83	210	159	371

Global P&C operating income	734	725	758	732	688	1,459	1,357	2,847
Net realized gains (losses)	(9)	(26)	—	(3)	67	(35)	146	143
Net realized gains (losses) related to unconsolidated entities	38	53	27	24	8	91	36	87
Income tax expense (benefit) on net realized gains (losses)	1	(5)	6	4	14	(4)	45	55

Global P&C net income	$762	$757	$779	$749	$749	$1,519	$1,494	$3,022

% Change versus prior year period
Net premiums written as reported	6.4%	9.9%	13.1%	8.9%	9.5%	8.1%	8.5%	9.7%
Net premiums earned as reported	8.5%	11.2%	11.6%	9.1%	10.7%	9.8%	8.8%	9.6%
Net premiums written constant $	7.0%	11.6%	14.7%	10.6%	11.2%	9.2%	9.3%	11.0%
Net premiums earned constant $	8.8%	13.4%	13.1%	10.5%	12.2%	11.0%	9.7%	10.8%
Other ratios
Net premiums written/gross premiums written	75%	76%	73%	76%	72%	75%	74%	74%
Combined ratio
Loss and loss expense ratio	55.7%	55.7%	55.7%	53.7%	56.0%	55.7%	56.5%	55.6%
Policy acquisition cost ratio	17.5%	18.1%	17.6%	17.0%	17.0%	17.8%	17.2%	17.3%
Administrative expense ratio	13.9%	13.8%	14.1%	14.3%	14.7%	13.9%	14.3%	14.2%

Combined ratio	87.1%	87.6%	87.4%	85.0%	87.7%	87.4%	88.0%	87.1%

Combined ratio excluding catastrophe losses and PPD	88.7%	89.0%	89.9%	88.9%	89.2%	88.8%	89.4%	89.4%
Expense ratio	31.4%	31.9%	31.7%	31.3%	31.7%	31.7%	31.5%	31.5%
Expense ratio excluding A&H	28.2%	28.4%	27.9%	27.6%	28.3%	28.3%	28.0%	27.9%
Catastrophe reinstatement premiums collected—pre-tax	$—	$—	$1	$2	$—	$—	$—	$3
Catastrophe losses—pre-tax	$71	$52	$35	$78	$78	$123	$110	$223
Favorable prior period development (PPD)—pre-tax (2)	$(126)	$(100)	$(122)	$(200)	$(128)	$(226)	$(195)	$(517)
Loss and loss expense ratio excluding catastrophe losses and PPD	57.3%	57.1%	58.3%	57.7%	57.6%	57.2%	57.9%	58.0%

(1)	Excludes portion of net realized investment gains and losses related to unconsolidated entities.
(2)	For Q2 2014 and YTD 2014, favorable prior period development is net of $1 million and $3 million, respectively, of profit-sharing commissions that are included in the expense ratio.

Global P&C	Page 5

ACE Limited Insurance - North American (in millions of U.S. dollars, except ratios) (Unaudited)

The table below combines the company’s Insurance – North American P&C segment (refer to page 7) and Insurance – North American Agriculture segment (refer to page 8) into total Insurance – North American business presentation for reference purposes only.

Insurance - North American

						YTD	YTD	Full Year
	2Q-14	1Q-14	4Q-13	3Q-13	2Q-13	2014	2013	2013
Gross premiums written	$2,948	$2,258	$2,656	$3,581	$3,076	$5,206	$5,144	$11,381
Net premiums written	2,023	1,612	1,858	2,305	1,982	3,635	3,379	7,542
Net premiums earned	1,872	1,590	1,937	2,293	1,779	3,462	3,169	7,399
Losses and loss expenses (1)	1,295	1,068	1,438	1,710	1,243	2,363	2,153	5,301
Policy acquisition costs	175	164	150	191	162	339	309	650
Administrative expenses	176	162	162	158	162	338	292	612

Underwriting income	226	196	187	234	212	422	415	836
Net investment income	271	277	273	260	257	548	514	1,047
Interest expense	2	3	2	3	3	5	1	6
Other income (expense)—operating	(4)	(8)	(7)	(11)	(12)	(12)	(19)	(37)
Income tax expense	94	76	69	88	87	170	174	331

Operating income	397	386	382	392	367	783	735	1,509
Net realized gains (losses) (1)	(11)	(9)	9	10	29	(20)	55	74
Net realized gains (losses) related to unconsolidated entities	19	20	19	16	14	39	28	63
Income tax expense on net realized gains (losses)	2	—	10	5	12	2	21	36

Net income	$403	$397	$400	$413	$398	$800	$797	$1,610

Combined ratio
Loss and loss expense ratio	69.2%	67.2%	74.2%	74.6%	69.9%	68.3%	67.9%	71.6%
Policy acquisition cost ratio	9.3%	10.3%	7.7%	8.4%	9.1%	9.8%	9.7%	8.8%
Administrative expense ratio	9.4%	10.2%	8.5%	6.8%	9.1%	9.7%	9.3%	8.3%

Combined ratio	87.9%	87.7%	90.4%	89.8%	88.1%	87.8%	86.9%	88.7%

Combined ratio excluding catastrophe losses and PPD	87.6%	87.2%	91.1%	90.1%	87.7%	87.4%	87.7%	89.3%
Catastrophe reinstatement premiums expensed—pre-tax	$—	$—	$—	$—	$(1)	$—	$(1)	$(1)
Catastrophe losses—pre-tax	$45	$33	$14	$23	$53	$78	$64	$101
Favorable prior period development (PPD)—pre-tax	$(39)	$(30)	$(28)	$(29)	$(47)	$(69)	$(90)	$(147)
Loss and loss expense ratio excluding catastrophe losses and PPD	68.9%	66.2%	75.0%	75.0%	69.7%	67.7%	68.9%	72.4%
% Change versus prior year period
Net premiums written	2.1%	15.5%	22.5%	-9.1%	6.6%	7.6%	7.1%	4.6%
Net premiums earned	5.2%	14.4%	20.4%	-7.2%	7.7%	9.2%	7.8%	5.4%
Other ratios
Net premiums written/gross premiums written	69%	71%	70%	64%	64%	70%	66%	66%

(1)	(Gains) losses from fair value changes on crop derivatives are reclassified from Net realized gains (losses) for this presentation.

Insurance - North American	Page 6

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Insurance - North American P&C

						YTD	YTD	Full Year
	2Q-14	1Q-14	4Q-13	3Q-13	2Q-13	2014	2013	2013
Gross premiums written	$2,347	$2,024	$2,439	$2,135	$2,327	$4,371	$4,146	$8,720
Net premiums written	1,635	1,418	1,602	1,500	1,529	3,053	2,813	5,915
Net premiums earned	1,542	1,487	1,511	1,444	1,428	3,029	2,766	5,721
Losses and loss expenses	1,016	940	985	963	950	1,956	1,828	3,776
Policy acquisition costs	152	159	153	159	142	311	285	597
Administrative expenses	175	161	164	153	159	336	284	601

Underwriting income	199	227	209	169	177	426	369	747
Net investment income	265	270	266	254	250	535	501	1,021
Interest expense	2	3	1	3	3	5	1	5
Other income (expense)—operating	5	—	1	(3)	(4)	5	(3)	(5)
Income tax expense	89	83	73	75	79	172	164	312

Operating income	378	411	402	342	341	789	702	1,446
Net realized gains (losses)	(11)	(9)	9	9	28	(20)	54	72
Net realized gains (losses) related to unconsolidated entities	19	20	19	16	14	39	28	63
Income tax expense on net realized gains (losses)	2	—	10	4	12	2	21	35

Net income	$384	$422	$420	$363	$371	$806	$763	$1,546

Combined ratio
Loss and loss expense ratio	66.0%	63.2%	65.2%	66.7%	66.6%	64.6%	66.1%	66.0%
Policy acquisition cost ratio	9.8%	10.7%	10.1%	11.1%	9.9%	10.3%	10.3%	10.4%
Administrative expense ratio	11.3%	10.8%	10.9%	10.5%	11.1%	11.0%	10.3%	10.5%

Combined ratio	87.1%	84.7%	86.2%	88.3%	87.6%	85.9%	86.7%	86.9%

Combined ratio excluding catastrophe losses and PPD	87.3%	87.1%	87.2%	88.3%	87.3%	87.2%	87.6%	87.6%
Catastrophe reinstatement premiums expensed—pre-tax	$—	$—	$—	$—	$(1)	$—	$(1)	$(1)
Catastrophe losses—pre-tax	$36	$32	$12	$21	$50	$68	$61	$94
Favorable prior period development (PPD)—pre-tax (1)	$(39)	$(68)	$(28)	$(19)	$(47)	$(107)	$(87)	$(134)
Loss and loss expense ratio excluding catastrophe losses and PPD	66.2%	65.7%	66.3%	66.9%	66.5%	65.9%	67.1%	66.8%
% Change versus prior year period
Net premiums written	6.9%	10.5%	11.8%	9.3%	11.8%	8.5%	10.7%	10.6%
Net premiums earned	7.9%	11.2%	12.3%	10.6%	12.7%	9.5%	10.8%	11.1%
Other ratios
Net premiums written/gross premiums written	70%	70%	66%	70%	66%	70%	68%	68%

(1)	For YTD 2014, favorable prior period development is net of $2 million of profit-sharing commissions that are included in the expense ratio.

Insurance - North American P&C	Page 7

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Insurance - North American Agriculture

						YTD	YTD	Full Year
	2Q-14	1Q-14	4Q-13	3Q-13	2Q-13	2014	2013	2013
Gross premiums written	$601	$234	$217	$1,446	$749	$835	$998	$2,661
Net premiums written	388	194	256	805	453	582	566	1,627
Net premiums earned	330	103	426	849	351	433	403	1,678
Losses and loss expenses (1)	279	128	453	747	293	407	325	1,525
Policy acquisition costs	23	5	(3)	32	20	28	24	53
Administrative expenses	1	1	(2)	5	3	2	8	11

Underwriting income (loss) (2)	27	(31)	(22)	65	35	(4)	46	89
Net investment income	6	7	7	6	7	13	13	26
Interest expense	—	—	1	—	—	—	—	1
Other income (expense)—operating	(9)	(8)	(8)	(8)	(8)	(17)	(16)	(32)
Income tax expense (benefit)	5	(7)	(4)	13	8	(2)	10	19

Operating income (loss)	19	(25)	(20)	50	26	(6)	33	63
Net realized gains (losses) excluding gains (losses) from fair value changes on crop derivatives (1)	—	—	—	1	1	—	1	2
Net realized gains (losses) related to unconsolidated entities	—	—	—	—	—	—	—	—
Income tax expense on net realized gains (losses)	—	—	—	1	—	—	—	1

Net income (loss)	$19	$(25)	$(20)	$50	$27	$(6)	$34	$64

Combined ratio
Loss and loss expense ratio	84.4%	124.6%	106.3%	88.0%	83.4%	93.9%	80.6%	90.9%
Policy acquisition cost ratio	7.0%	4.5%	-0.5%	3.8%	5.6%	6.4%	5.8%	3.2%
Administrative expense ratio	0.4%	1.2%	-0.6%	0.5%	0.9%	0.6%	2.2%	0.6%

Combined ratio	91.8%	130.3%	105.2%	92.3%	89.9%	100.9%	88.6%	94.7%

Combined ratio excluding catastrophe losses and PPD	89.1%	88.9%	104.8%	93.3%	89.1%	89.1%	88.7%	95.1%
Catastrophe reinstatement premiums—pre-tax	$—	$—	$—	$—	$—	$—	$—	$—
Catastrophe losses—pre-tax	$9	$1	$2	$2	$3	$10	$3	$7
Unfavorable (favorable) prior period development (PPD)—pre-tax (3)	$—	$38	$—	$(10)	$—	$38	$(3)	$(13)
Loss and loss expense ratio excluding catastrophe losses and PPD	81.8%	78.3%	105.8%	88.9%	82.6%	81.2%	80.7%	91.3%
% Change versus prior year period
Net premiums written	-14.2%	72.1%	203.6%	-30.8%	-8.0%	3.0%	-7.4%	-12.5%
Net premiums earned	-5.7%	96.8%	62.3%	-27.2%	-8.8%	7.6%	-9.1%	-10.4%
Other ratios
Net premiums written/gross premiums written	65%	83%	118%	56%	60%	70%	57%	61%

(1)	(Gains) losses from fair value changes on crop derivatives are reclassified from Net realized gains (losses) for this presentation.
(2)	We assess the performance of our Insurance – North American Agriculture segment based on underwriting income which includes (gains) losses from fair value changes on crop derivatives.
(3)	For YTD 2014, unfavorable prior period development is net of $35 million of favorable net earned premium adjustments and $1 million of favorable profit-sharing commissions.

Insurance - North American Agriculture	Page 8

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Insurance - Overseas General

						YTD	YTD	Full Year
	2Q-14	1Q-14	4Q-13	3Q-13	2Q-13	2014	2013	2013
Gross premiums written	$2,224	$2,261	$2,126	$2,018	$2,097	$4,485	$4,170	$8,314
Net premiums written	1,760	1,771	1,699	1,571	1,630	3,531	3,250	6,520
Net premiums earned	1,709	1,612	1,700	1,611	1,563	3,321	3,022	6,333
Losses and loss expenses	830	817	835	712	768	1,647	1,515	3,062
Policy acquisition costs	402	386	405	349	360	788	699	1,453
Administrative expenses	256	250	258	263	251	506	487	1,008

Underwriting income	221	159	202	287	184	380	321	810
Net investment income	136	132	143	128	136	268	268	539
Interest expense	1	1	1	1	2	2	3	5
Other income (expense)—operating	(17)	(9)	(13)	(16)	(14)	(26)	(19)	(48)
Income tax expense	57	42	52	78	48	99	72	202

Operating income	282	239	279	320	256	521	495	1,094
Net realized gains (losses)	14	(10)	(16)	(8)	8	4	42	18
Net realized gains (losses) related to unconsolidated entities	9	15	4	2	(3)	24	3	9
Income tax expense (benefit) on net realized gains (losses)	(2)	(5)	(4)	—	2	(7)	24	20

Net income	$307	$249	$271	$314	$259	$556	$516	$1,101

Combined ratio
Loss and loss expense ratio	48.6%	50.7%	49.2%	44.2%	49.1%	49.6%	50.1%	48.4%
Policy acquisition cost ratio	23.5%	23.9%	23.8%	21.6%	23.0%	23.7%	23.1%	22.9%
Administrative expense ratio	15.0%	15.5%	15.1%	16.4%	16.1%	15.3%	16.2%	15.9%

Combined ratio	87.1%	90.1%	88.1%	82.2%	88.2%	88.6%	89.4%	87.2%

Combined ratio excluding catastrophe losses and PPD	89.3%	90.5%	91.6%	89.4%	90.5%	89.9%	90.6%	90.5%
Catastrophe reinstatement premiums—pre-tax	$—	$—	$—	$—	$—	$—	$—	$—
Catastrophe losses—pre-tax	$26	$17	$17	$33	$17	$43	$38	$88
Favorable prior period development (PPD)—pre-tax	$(63)	$(23)	$(76)	$(149)	$(52)	$(86)	$(74)	$(299)
Loss and loss expense ratio excluding catastrophe losses and PPD	50.8%	51.1%	52.6%	51.4%	51.3%	50.9%	51.3%	51.7%
% Change versus prior year period
Net premiums written as reported	8.0%	9.3%	15.1%	13.5%	10.5%	8.7%	8.2%	11.2%
Net premiums earned as reported	9.4%	10.4%	13.5%	12.5%	10.1%	9.9%	7.5%	10.3%
Net premiums written constant $	8.8%	12.3%	18.2%	17.4%	13.7%	10.5%	9.9%	13.7%
Net premiums earned constant $	9.8%	14.6%	16.5%	15.4%	13.0%	12.1%	9.3%	12.7%
Other ratios
Net premiums written/gross premiums written	79%	78%	80%	78%	78%	79%	78%	78%

Insurance - Overseas General	Page 9

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Global Reinsurance

						YTD	YTD	Full Year
	2Q-14	1Q-14	4Q-13	3Q-13	2Q-13	2014	2013	2013
Gross premiums written	$308	$333	$154	$264	$345	$641	$639	$1,057
Net premiums written	278	308	155	265	292	586	571	991
Net premiums earned	261	284	245	239	245	545	492	976
Losses and loss expenses	109	126	104	93	93	235	199	396
Policy acquisition costs	60	67	49	52	48	127	96	197
Administrative expenses	14	14	14	12	12	28	24	50

Underwriting income	78	77	78	82	92	155	173	333
Net investment income	80	77	71	66	71	157	143	280
Interest expense	2	1	1	2	1	3	2	5
Other income (expense) - operating	—	1	2	1	1	1	1	4
Income tax expense	10	10	5	16	7	20	15	36

Operating income	146	144	145	131	156	290	300	576
Net realized gains (losses)	(15)	(8)	7	(5)	31	(23)	51	53
Net realized gains (losses) related to unconsolidated entities	10	18	4	6	(3)	28	5	15
Income tax expense on net realized gains (losses)	—	—	—	—	—	—	—	—

Net income	$141	$154	$156	$132	$184	$295	$356	$644

Combined ratio
Loss and loss expense ratio	41.7%	44.4%	42.5%	38.9%	37.7%	43.1%	40.3%	40.5%
Policy acquisition cost ratio	23.1%	23.5%	20.4%	21.7%	19.9%	23.3%	19.6%	20.3%
Administrative expense ratio	5.1%	5.0%	5.5%	5.2%	4.6%	5.1%	4.9%	5.1%

Combined ratio	69.9%	72.9%	68.4%	65.8%	62.2%	71.5%	64.8%	65.9%

Combined ratio excluding catastrophe losses and PPD	75.4%	75.1%	73.6%	71.0%	70.0%	75.2%	69.6%	70.9%
Catastrophe reinstatement premiums collected - pre-tax	$—	$—	$1	$2	$1	$—	$1	$4
Catastrophe losses - pre-tax	$9	$3	$6	$24	$11	$12	$11	$41
Favorable prior period development (PPD) - pre-tax	$(24)	$(9)	$(18)	$(32)	$(29)	$(33)	$(34)	$(84)
Loss and loss expense ratio excluding catastrophe losses and PPD	47.2%	46.5%	47.7%	44.6%	45.3%	46.8%	45.1%	45.6%
% Change versus prior year period
Net premiums written as reported	-4.9%	10.3%	5.5%	-13.6%	-5.3%	2.5%	-0.1%	-3.3%
Net premiums earned as reported	6.1%	15.5%	-3.7%	-15.0%	3.6%	10.8%	5.4%	-2.6%
Net premiums written constant $	-5.0%	10.5%	5.3%	-13.5%	-4.2%	2.5%	0.0%	-3.3%
Net premiums earned constant $	5.5%	15.4%	-3.6%	-14.9%	4.3%	10.4%	5.6%	-2.5%
Other ratios
Net premiums written/gross premiums written	90%	92%	101%	100%	85%	91%	89%	94%

Global Reinsurance	Page 10

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Life

						YTD	YTD	Full Year
	2Q-14	1Q-14	4Q-13	3Q-13	2Q-13	2014	2013	2013
Gross premiums written	$526	$522	$526	$510	$512	$1,048	$1,040	$2,076
Net premiums written	498	494	504	479	487	992	989	1,972
Net premiums earned	490	484	481	467	480	974	957	1,905
Losses and loss expenses	146	151	139	141	145	297	302	582
Policy benefits (1)	144	114	136	138	110	258	241	515
(Gains) losses from fair value changes in separate account assets (1)	(17)	6	(9)	(14)	11	(11)	7	(16)
Policy acquisition costs	121	111	97	86	95	232	175	358
Administrative expenses	73	68	87	85	86	141	171	343
Net investment income	66	64	64	61	63	130	126	251

Life underwriting income (2)	89	98	95	92	96	187	187	374
Interest expense	3	3	3	4	4	6	8	15
Other income (expense) - operating (1)	(2)	(5)	(4)	(2)	(7)	(7)	(12)	(18)
Income tax expense	12	13	2	11	9	25	21	34

Operating income	72	77	86	75	76	149	146	307
Net realized gains (losses):
Mark-to-market on guaranteed living benefits derivative (net of related hedges)	(70)	(67)	149	39	33	(137)	111	299
Foreign exchange gains (losses) and all other	(2)	(9)	5	4	3	(11)	52	61
Net realized gains (losses) related to unconsolidated entities	(2)	(2)	(2)	(2)	4	(4)	9	5
Income tax expense (benefit) on net realized gains (losses)	—	(3)	(1)	(1)	1	(3)	2	—

Net income (loss)	$(2)	$2	$239	$117	$115	$—	$316	$672

% Change versus prior year period
Net premiums written as reported	2.2%	-1.6%	-2.6%	-1.9%	0.2%	0.2%	1.6%	-0.4%
Net premiums earned as reported	2.2%	1.3%	-1.5%	-2.7%	0.9%	1.8%	1.0%	-0.6%
Net premiums written constant $ (3)	4.4%	1.1%	-1.4%	-1.0%	0.4%	2.7%	1.5%	0.2%
Net premiums earned constant $	4.2%	4.0%	-0.4%	-1.9%	1.0%	4.1%	0.9%	-0.1%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP are reclassified from Other income (expense) for purposes of presenting Life underwriting income. The offsetting movement in the separate account liabilities is included in Policy benefits.
(2)	We assess the performance of our Life business based on Life underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.
(3)	Net premiums written and deposits breakdown:

			Constant $			Constant $
			% Change			% Change
		Constant $	2Q-14 vs.		Constant $	YTD-14 vs.
	2Q-14	2Q-13	2Q-13	YTD-14	YTD-2013	YTD-13
Life excluding life reinsurance (4)	$715	$625	14.2%	$1,344	$1,235	8.8%
Life reinsurance including variable annuity	65	72	-8.0%	132	146	-9.2%

Total Life	$780	$697	11.9%	$1,476	$1,381	6.9%

(4)	Includes deposits collected on universal life and investment contracts of $282 million for Q2 2014 and $219 million for Q2 2013 on a constant-dollar basis. For the year-to-date period, includes deposits of $484 million for 2014 and $415 million for 2013 on a constant-dollar basis. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life	Page 11

ACE Limited Loss Reserve Rollforward (in millions of U.S. dollars, except ratios) (Unaudited)

	Unpaid Losses			Net Paid to
	Gross	Ceded	Net	Incurred Ratio
Balance at December 31, 2012	$37,946	$11,399	$26,547
Losses and loss expenses incurred	2,483	557	1,926
Losses and loss expenses paid	(2,987)	(932)	(2,055)	107%
Other (incl. foreign exch. revaluation)	(360)	(106)	(254)

Balance at March 31, 2013	$37,082	$10,918	$26,164
Losses and loss expenses incurred	3,007	757	2,250
Losses and loss expenses paid	(2,797)	(941)	(1,856)	83%
Other (incl. foreign exch. revaluation)	51	4	47

Balance at June 30, 2013	$37,343	$10,738	$26,605
Losses and loss expenses incurred	3,617	962	2,655
Losses and loss expenses paid	(3,285)	(942)	(2,343)	88%
Other (incl. foreign exch. revaluation)	207	61	146

Balance at September 30, 2013	$37,882	$10,819	$27,063
Losses and loss expenses incurred	3,322	805	2,517
Losses and loss expenses paid	(3,716)	(993)	(2,723)	108%
Other (incl. foreign exch. revaluation)	(45)	(19)	(26)

Balance at December 31, 2013	$37,443	$10,612	$26,831
Losses and loss expenses incurred	2,462	301	2,161
Losses and loss expenses paid	(3,059)	(762)	(2,297)	106%
Other (incl. foreign exch. revaluation)	20	16	4

Balance at March 31, 2014	$36,866	$10,167	$26,699
Losses and loss expenses incurred	3,004	616	2,388
Losses and loss expenses paid	(2,878)	(729)	(2,149)	90%
Other (incl. foreign exch. revaluation)	185	56	129

Balance at June 30, 2014	$37,177	$10,110	$27,067

Add net recoverable on paid losses	—	658	(658)

Balance including net recoverable on paid losses	$37,177	$10,768	$26,409

Loss Reserve Rollforward	Page 12

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Net Reinsurance Recoverable by Division

	June 30	March 31	December 31
	2014	2014	2013
Reinsurance recoverable on paid losses and loss expenses
Active operations	$418	$351	$376
Brandywine and Other Run-off	353	357	356

Total	$771	$708	$732

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$9,193	$9,184	$9,576
Brandywine and Other Run-off	1,192	1,249	1,309

Total	$10,385	$10,433	$10,885

Gross reinsurance recoverable
Active operations	$9,611	$9,535	$9,952
Brandywine and Other Run-off	1,545	1,606	1,665

Total	$11,156	$11,141	$11,617

Provision for uncollectible reinsurance (1)
Active operations	$(251)	$(249)	$(251)
Brandywine and Other Run-off	(137)	(137)	(139)

Total	$(388)	$(386)	$(390)

Net reinsurance recoverable
Active operations	$9,360	$9,286	$9,701
Brandywine and Other Run-off	1,408	1,469	1,526

Total	$10,768	$10,755	$11,227

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance recoverables, net of approximately $2.4 billion of collateral.

Reinsurance Recoverable	Page 13

ACE Limited Investment Portfolio (in millions of U.S. dollars) (Unaudited)

	June 30 2014		March 31 2014		December 31 2013
Market Value
Fixed maturities available for sale	$51,601		$49,611		$49,254
Fixed maturities held to maturity	6,015		6,080		6,263
Short-term investments	2,108		2,526		1,763

Total fixed maturities	$59,724		$58,217		$57,280

Asset Allocation by Market Value
Treasury	$2,386	4%	$2,411	4%	$2,327	4%
Agency	1,278	2%	1,349	2%	1,454	3%
Corporate and asset-backed	19,959	33%	19,650	34%	19,475	34%
Mortgage-backed	12,659	21%	12,277	21%	12,273	21%
Municipal	4,872	8%	4,599	8%	4,500	8%
Non-U.S.	16,462	28%	15,405	27%	15,488	27%
Short-term investments	2,108	4%	2,526	4%	1,763	3%

Total fixed maturities	$59,724	100%	$58,217	100%	$57,280	100%

Credit Quality by Market Value
AAA	$9,073	15%	$9,410	16%	$8,677	15%
AA	22,470	38%	21,652	37%	21,520	38%
A	11,400	19%	11,112	19%	11,168	19%
BBB	7,996	13%	7,306	12%	7,193	12%
BB	4,435	7%	4,451	8%	4,418	8%
B	4,126	7%	3,965	7%	3,940	7%
Other	224	1%	321	1%	364	1%

Total fixed maturities	$59,724	100%	$58,217	100%	$57,280	100%

Cost/Amortized Cost
Fixed maturities available for sale	$49,719		$48,282		$48,406
Fixed maturities held to maturity	5,774		5,887		6,098
Short-term investments	2,108		2,526		1,763

Subtotal fixed maturities	57,601		56,695		56,267
Equity securities	874		845		841
Other investments	2,876		2,823		2,671

Total investment portfolio	$61,351		$60,363		$59,779

Avg. duration of fixed maturities	4.0 years		4.0 years		4.0 years
Avg. market yield of fixed maturities	2.6%		2.8%		3.0%
Avg. credit quality	A/Aa		A/Aa		A/Aa
Avg. yield on invested assets	3.7%		3.7%		3.8%

Investments	Page 14

ACE Limited Investment Portfolio - 2 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Market Value at June 30, 2014
Agency residential mortgage-backed (RMBS)	$—	$10,563	$—	$—	$—	$10,563
Non-agency RMBS	51	7	21	14	51	144
Commercial mortgage-backed	1,923	14	12	3	—	1,952

Total mortgage-backed securities at market value	$1,974	$10,584	$33	$17	$51	$12,659

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at June 30, 2014

	S&P Credit Rating
	Investment Grade
	AAA	AA	A	BBB	Total
Asset-backed	$463	$92	$—	$—	$555
Banks	—	—	2,232	347	2,579
Basic Materials	—	—	90	363	453
Communications	—	51	510	852	1,413
Consumer, Cyclical	—	96	314	433	843
Consumer, Non-Cyclical	51	589	940	689	2,269
Diversified Financial Services	—	79	269	92	440
Energy	32	36	189	758	1,015
Industrial	—	347	362	319	1,028
Utilities	—	11	611	466	1,088
All Others	55	138	611	532	1,336

Total	$601	$1,439	$6,128	$4,851	$13,019

Market Value at June 30, 2014

	S&P Credit Rating
	Below Investment Grade
	BB	B	CCC	Total
Asset-backed	$—	$3	$12	$15
Banks	1	4	—	5
Basic Materials	145	140	8	293
Communications	551	462	5	1,018
Consumer, Cyclical	447	656	31	1,134
Consumer, Non-Cyclical	551	898	33	1,482
Diversified Financial Services	133	87	4	224
Energy	695	319	27	1,041
Industrial	371	360	12	743
Utilities	275	23	—	298
All Others	259	416	12	687

Total	$3,428	$3,368	$144	$6,940

Investments 2	Page 15

ACE Limited Investment Portfolio - 3 (in millions of U.S. dollars) (Unaudited)

Non-U.S. Fixed Income Portfolio

June 30, 2014

Non-U.S. Government Securities

	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$1,123	$—	$—	$—	$—	$1,123
Republic of Korea	—	764	48	—	—	812
Canada	560	—	—	—	—	560
United Mexican States	—	2	333	127	—	462
Kingdom of Thailand	—	—	311	66	—	377
Province of Ontario	—	359	—	—	—	359
Japan	—	302	—	—	—	302
Federative Republic of Germany	281	4	—	—	—	285
Province of Quebec	—	—	270	—	—	270
Federative Republic of Brazil	—	—	—	264	—	264
Other Non-U.S. Government Securities	712	1,144	247	303	367	2,773

Total	$2,676	$2,575	$1,209	$760	$367	$7,587

Non-U.S. Corporate Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$127	$57	$806	$391	$207	$1,588
Canada	157	125	295	409	164	1,150
Australia	79	118	288	115	63	663
United States	2	127	100	225	166	620
France	62	62	223	133	101	581
Netherlands	33	273	125	96	22	549
Germany	166	31	135	112	33	477
Switzerland	50	17	61	118	51	297
Euro Supranational	237	52	—	—	—	289
Brazil	—	—	29	180	26	235
Other Non-U.S. Corporate Securities	133	394	924	534	441	2,426

Total	$1,046	$1,256	$2,986	$2,313	$1,274	$8,875

Non-U.S. Corporate Investment Portfolio

Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 16

ACE Limited Investment Portfolio - 4 (in millions of U.S. dollars) (Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	June 30, 2014	Market Value	Rating
1	JP Morgan Chase & Co	$481	A
2	General Electric Co	407	AA+
3	Goldman Sachs Group Inc	360	A-
4	Wells Fargo & Co	291	A+
5	Verizon Communications Inc	274	BBB+
6	HSBC Holdings Plc	260	A+
7	Morgan Stanley	256	A-
8	Citigroup Inc	251	A-
9	Bank of America Corp	239	A-
10	AT&T INC	235	A-

Investments 4	Page 17

ACE Limited Net Realized and Unrealized Gains (Losses) (in millions of U.S. dollars) (Unaudited)

	Three months ended June 30, 2014			Six months ended June 30, 2014
	Net Realized	Net Unrealized		Net Realized	Net Unrealized
	Gains	Gains	Net	Gains	Gains	Net
	(Losses) (1)	(Losses)	Impact	(Losses) (1)	(Losses)	Impact
Fixed maturities	$20	$538	$558	$31	$999	$1,030
Fixed income derivatives	(15)	—	(15)	(40)	—	(40)

Total fixed maturities	5	538	543	(9)	999	990

Public equity	1	24	25	(4)	34	30
Private equity	36	6	42	92	48	140

Total equity	37	30	67	88	82	170

Mark-to-market losses from derivative transactions (2)	(69)	—	(69)	(136)	—	(136)
Foreign exchange losses (2)	(14)	—	(14)	(23)	—	(23)
Other	(1)	—	(1)	(8)	—	(8)
Partially-owned entities (3)	(3)	—	(3)	(8)	—	(8)
Income tax expense (benefit)	1	115	116	(7)	208	201

Net gains (losses)	$(46)	$453	$407	$(89)	$873	$784

(1)	Other-than-temporary impairments for the quarter includes $8 million for fixed maturities, $3 million for private equity, and $1 million for public equity. Year to date other-than-temporary impairments includes $13 million for fixed maturities, $3 million for private equity, and $7 million for public equity.
(2)	Includes $70 million of realized losses from variable annuity reinsurance for the quarter which comprises $2 million in mark-to-market gains from derivative transactions, net of $72 million of losses on applicable hedges. For the year, the $137 million of realized losses from variable annuity reinsurance comprises $46 million in mark-to-market losses from derivative transactions and $91 million of losses on applicable hedges. The variable annuity reinsurance foreign exchange losses for the year were $2 million.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

	Three months ended June 30, 2013			Six months ended June 30, 2013
	Net Realized	Net Unrealized		Net Realized	Net Unrealized
	Gains	Gains	Net	Gains	Gains	Net
	(Losses) (4)	(Losses)	Impact	(Losses) (4)	(Losses)	Impact
Fixed maturities	$31	$(1,466)	$(1,435)	$67	$(1,657)	$(1,590)
Fixed income derivatives	40	—	40	58	—	58

Total fixed maturities	71	(1,466)	(1,395)	125	(1,657)	(1,532)

Public equity	7	(57)	(50)	6	(43)	(37)
Private equity	8	15	23	36	40	76

Total equity	15	(42)	(27)	42	(3)	39

Mark-to-market gains from derivative transactions (5)	32	—	32	110	—	110
Foreign exchange gains (5)	(5)	—	(5)	71	—	71
Other	—	—	—	—	1	1
Partially-owned entities (6)	3	—	3	7	—	7
Income tax expense (benefit)	15	(288)	(273)	47	(344)	(297)

Net gains (losses)	$101	$(1,220)	$(1,119)	$308	$(1,315)	$(1,007)

(4)	Other-than-temporary impairments for the quarter includes $6 million for fixed maturities and $1 million for private equity.Year to date other-than-temporary impairments includes $7 million for fixed maturities, $2 million for private equity, and $1 million for public equity.
(5)	Includes $33 million of realized gains from variable annuity reinsurance for the quarter which comprises $101 million in mark-to-market gains from derivative transactions, net of $68 million of losses on applicable hedges. For the year, the $111 million of realized gains from variable annuity reinsurance comprises $429 million in mark-to-market gains from derivative transactions, net of $318 million of losses on applicable hedges. The variable annuity reinsurance foreign exchange gains for the year were $41 million.
(6)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Investment Gains (Losses)	Page 18

ACE Limited Capital Structure (in millions of U.S. dollars, except ratios) (Unaudited)

	June 30	March 31	December 31	December 31
	2014	2014	2013	2012
Total short-term debt (1) (2)	$1,851	$1,901	$1,901	$1,401
Total long-term debt (3)	4,057	3,808	3,807	3,360

Total debt	$5,908	$5,709	$5,708	$4,761

Total trust preferred securities	$309	$309	$309	$309

Total shareholders’ equity	$30,325	$29,369	$28,825	$27,531

Total capitalization	$36,542	$35,387	$34,842	$32,601
Tangible capital (4)	$31,020	$30,005	$29,438	$27,626
Leverage ratios
Debt/ total capitalization	16.2%	16.1%	16.4%	14.6%
Debt plus trust preferred securities/ total capitalization	17.0%	17.0%	17.3%	15.6%
Debt/ tangible capital	19.0%	19.0%	19.4%	17.2%
Debt plus trust preferred securities/ tangible capital	20.0%	20.1%	20.4%	18.4%

Note: As of June 30, 2014, there was $0.6 billion usage of credit facilities on a total commitment of $1.4 billion. We did not renew our $500 million bilateral letter of credit facility that expired in June 2014. We elected instead to satisfy our collateral obligations primarily with insurance trusts supported by our investment portfolio.

(1)	Repurchase agreements in the amount of $551 million matured during the quarter, and there were new repurchase agreements in the amount of $551 million.
(2)	In May 2014, we reclassified $450 million of 5.6 percent senior notes, due to mature in less than one year (May 2015), from Long-term debt to Short-term debt. In June 2014, $500 million of 5.875 percent senior notes matured and were fully paid.
(3)	During Q2 2014, we issued $700 million par value of 3.35 percent senior notes due May 2024.
(4)	Tangible capital is equal to total capitalization less goodwill and other intangible assets.

Capital Structure	Page 19

ACE Limited Computation of Basic and Diluted Earnings Per Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

	Three months ended June 30		Six months ended June 30
	2014	2013	2014	2013
Numerator
Operating income to common shares	$825	$790	$1,602	$1,536
Adjusted net realized gains (losses), net of income tax	(46)	101	(89)	308

Net income	$779	$891	$1,513	$1,844

Rollforward of Common Shares Outstanding
Shares - beginning of period	337,974,644	340,045,256	339,793,935	340,321,534
Repurchase of shares (1)	(2,306,000)	(654,776)	(5,793,882)	(2,463,076)
Shares issued, excluding option exercises	135,079	117,445	1,311,675	1,064,981
Issued for option exercises	421,866	578,344	913,861	1,162,830

Shares - end of period	336,225,589	340,086,269	336,225,589	340,086,269

Denominator
Weighted average shares outstanding	337,846,228	341,047,290	338,353,260	340,913,450
Effect of other dilutive securities	3,286,359	3,053,975	3,267,499	3,120,263

Adj. wtd. avg. shares outstanding and assumed conversions	341,132,587	344,101,265	341,620,759	344,033,713

Basic earnings per share
Operating income	$2.44	$2.31	$4.73	$4.50
Adjusted net realized gains (losses), net of income tax	(0.14)	0.30	(0.26)	0.91

Net income	$2.30	$2.61	$4.47	$5.41

Diluted earnings per share
Operating income	$2.42	$2.29	$4.69	$4.46
Adjusted net realized gains (losses), net of income tax	(0.14)	0.30	(0.26)	0.90

Net income	$2.28	$2.59	$4.43	$5.36

(1)	For the period July 1, 2014 through July 21, 2014 we repurchased 700 thousand shares totaling $73 million, pursuant to a plan adopted under SEC Rule 10b5-1 and in accordance with the provisions of SEC Rule 10b-18.

Earnings Per Share	Page 20

ACE Limited Non-GAAP Financial Measures (in millions of U.S. dollars) (Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

We provide financial measures such as gross premiums written, net premiums written, net premiums earned, and operating income on a constant-dollar basis. We believe it is useful to evaluate the trends in these measures exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

Adjusted net realized gains (losses) is a non-GAAP financial measure that excludes realized gains and losses from fair value changes on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view changes in the fair value of these derivatives as part of the results of our underwriting operations and therefore realized gains and losses from these derivatives are reclassified to Adjusted losses and loss expenses (a non-GAAP financial measure). Adjusted losses and loss expenses include gains and losses from fair value changes on crop derivatives. P&C loss and loss expense ratio and P&C combined ratio (both non-GAAP financial measures) include adjusted losses and loss expenses in the ratio numerator. For the three months ended June 30, 2014, the GAAP combined ratio is 87.7% and the P&C combined ratio is 87.5%, including the impact of fair value changes on crop derivatives.

In presenting our segment operating results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and net realized gains (losses). P&C underwriting income is a non-GAAP financial measure which includes Adjusted losses and loss expenses. Insurance – North American Agriculture underwriting income includes gains (losses) from fair value changes on crop derivatives. Life underwriting income includes net investment income and gains (losses) from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP.

Operating income or income excluding adjusted net realized gains (losses), net of tax, is a common performance measurement for insurance companies and non-GAAP financial measure. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) and net realized gains (losses) included in other income (expense) related to partially owned entities because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. Operating income or income excluding adjusted net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with GAAP.

Other income (expense) – operating is a non-GAAP financial measure and excludes the portion of net realized gains and losses related to unconsolidated entities from other income (expense). These gains and losses are reported as Net realized gains (losses) and represent the non-operating activities of entities where we hold more than an insignificant percentage of the investee’s shares. We exclude these gains and losses from other income (expense) to enhance the understanding of our core results of operations as they are heavily influenced by, and fluctuate in part according to market conditions.

P&C combined ratio excluding catastrophe losses and prior period development (PPD) is a non-GAAP financial measure. The ratio numerator includes adjusted losses and loss expenses, policy acquisition costs, and administrative expenses adjusted to exclude catastrophe losses and PPD. The ratio denominator includes net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected and net earned premium adjustments on loss sensitive policies. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our core underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

P&C loss and loss expense ratio excluding the impact of catastrophe losses and PPD is a non-GAAP financial measure. The loss ratio numerator includes adjusted losses and loss expenses adjusted to exclude catastrophe losses and PPD. The loss ratio denominator includes Net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net earned premiums when calculating this ratio. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our core underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

P&C expense ratio excluding accident and health (A&H) is a non-GAAP financial measure and excludes the impact of our A&H business from our consolidated expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics are non-GAAP financial measures and comprise consolidated operating results (including corporate) and exclude the operating results of the company’s Life and Insurance – North American Agriculture segments. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the Insurance – North American Agriculture and Life segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Life net premiums written and deposits collected, excluding life reinsurance, is a non-GAAP financial measure. Deposits collected on universal life and investment contracts (life deposits) are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our Life business because new life deposits are an important component of production and key to our efforts to grow our business. However, we exclude results associated with life reinsurance as there is no new life reinsurance business currently being written.

Operating return on equity (ROE) or ROE calculated using operating income is an annualized non-GAAP financial measure and is calculated as operating income divided by average shareholders’ equity, as adjusted, for the period. To annualize a quarterly rate, multiply by four. Operating ROE is a useful measure as it enhances the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity excluding the effect of unrealized gains and losses on our investments.

Operating effective tax rate is a non-GAAP financial measure. The numerator excludes tax on adjusted net realized gains (losses). The denominator excludes adjusted net realized gains (losses), before tax. We exclude adjusted net realized gains (losses) and the related tax impact because these amounts are heavily influenced by, and fluctuate in part according to, the availability of market opportunities. Operating effective tax rate should not be viewed as a substitute for effective tax rate determined in accordance with GAAP.

Tangible book value per common share is a non-GAAP financial measure and is shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. A reconciliation of tangible book value per share is provided on page 23. Tangible book value per common share excluding 2014 acquisition is shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding. The numerator adds back the goodwill and other intangible assets related to the 2014 acquisition of The Siam Commercial Samaggi Insurance PCL in order to adjust for the distortive effect of acquisitions.

Reconciliation Non-GAAP	Page 21

ACE Limited Non-GAAP Financial Measures - 2 (in millions of U.S. dollars, except ratios) (Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

The following table presents the reconciliation of Net income to Operating income:

						YTD	YTD	Full Year
	2Q-14	1Q-14	4Q-13	3Q-13	2Q-13	2014	2013	2013
Net income, as reported	$779	$734	$998	$916	$891	$1,513	$1,844	$3,758
Adjusted net realized gains (losses)	(81)	(102)	154	41	104	(183)	310	505
Net realized gains (losses) related to unconsolidated entities (1)	36	51	25	22	12	87	45	92
Income tax expense (benefit) on adjusted net realized gains (losses)	1	(8)	5	4	15	(7)	47	56

Operating income	$825	$777	$824	$857	$790	$1,602	$1,536	$3,217

(1)	Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

The following table presents the reconciliation of effective tax rate to the operating effective tax rate:

						YTD	YTD	Full Year
	2Q-14	1Q-14	4Q-13	3Q-13	2Q-13	2014	2013	2013
Tax expense, as reported	$133	$93	$88	$155	$115	$226	$237	$480
Tax expense (benefit) on adjusted net realized gains (losses)	1	(8)	5	4	15	(7)	47	56

Tax expense, adjusted	$132	$101	$83	$151	$100	$233	$190	$424

Income before tax, as reported	$912	$827	$1,086	$1,071	$1,006	$1,739	$2,081	$4,238
Less: adjusted realized gains (losses)	(81)	(102)	154	41	104	(183)	310	505
Less: realized gains (losses) related to unconsolidated entities	36	51	25	22	12	87	45	92

Operating income before tax	$957	$878	$907	$1,008	$890	$1,835	$1,726	$3,641

Effective tax rate	14.6%	11.3%	8.1%	14.4%	11.5%	13.0%	11.4%	11.3%
Adjustment for tax impact of adjusted net realized gains (losses)	-0.9%	0.2%	1.1%	0.5%	-0.3%	-0.3%	-0.4%	0.3%

Operating effective tax rate	13.7%	11.5%	9.2%	14.9%	11.2%	12.7%	11.0%	11.6%

The following table presents the reconciliation of ROE to Operating ROE:

			YTD	YTD	Full Year
	2Q-14	2Q-13	2014	2013	2013
Net income	$779	$891	$1,513	$1,844	$3,758
Operating income	$825	$790	$1,602	$1,536	$3,217
Equity - beginning of period, as reported	$29,369	$27,942	$28,825	$27,531	$27,531
Less: unrealized gains (losses) on investments, net of deferred tax	1,594	2,538	1,174	2,633	2,633

Equity - beginning of period, as adjusted	$27,775	$25,404	$27,651	$24,898	$24,898

Equity - end of period, as reported	$30,325	$27,295	$30,325	$27,295	$28,825
Less: unrealized gains (losses) on investments, net of deferred tax	2,047	1,318	2,047	1,318	1,174

Equity - end of period, as adjusted	$28,278	$25,977	$28,278	$25,977	$27,651

Average equity, as reported	$29,847	$27,619	$29,575	$27,413	$28,178
Average equity, as adjusted	$28,027	$25,691	$27,965	$25,438	$26,275
Operating ROE	11.8%	12.3%	11.5%	12.1%	12.2%
ROE	10.4%	12.9%	10.2%	13.5%	13.3%

Reconciliation Non-GAAP 2	Page 22

ACE Limited Book Value and Book Value per Common Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

Reconciliation of Book Value per Common Share

	June 30	March 31	December 31	June 30
	2014	2014	2013	2013
Shareholders’ equity	$30,325	$29,369	$28,825	$27,295
Less: goodwill and other intangible assets	5,522	5,382	5,404	5,395

Numerator for tangible book value per share	$24,803	$23,987	$23,421	$21,900

Book value - % change over prior quarter (1)	3.3%	1.9%	2.2%	-2.3%
Tangible book value - % change over prior quarter (1)	3.4%	2.4%	2.9%	-4.9%
Denominator	336,225,589	337,974,644	339,793,935	340,086,269

Book value per common share	$90.19	$86.90	$84.83	$80.26
Tangible book value per common share	$73.77	$70.97	$68.93	$64.40
Reconciliation of Book Value
Shareholders’ equity, beginning of quarter	$29,369	$28,825	$28,218	$27,942
Operating income	825	777	824	790
Adjusted net realized gains (losses), net of tax	(46)	(43)	174	101
Net unrealized gains (losses), net of tax	453	420	(145)	(1,220)
Repurchase of shares	(237)	(332)	(57)	(58)
Dividend declared on common shares (2)	(223)	(256)	(174)	(174)
Cumulative translation, net of tax	119	(41)	(66)	(168)
Pension liability	(3)	(5)	(11)	(2)
Other (3)	68	24	62	84

	$30,325	$29,369	$28,825	$27,295

(1)	At June 30, 2014, book value increased 5.2% and tangible book value increased 5.9% from December 31, 2013.
(2)	The March 31, 2014 amount includes a $0.12 per share increase related to the Q4 2013 dividend installment approved by our shareholders on January 10, 2014.
(3)	Other primarily includes proceeds from exercise of stock options and stock compensation.

Reconciliation Book Value	Page 23

ACE Limited Glossary

ACE Limited Consolidated comprises all segments including Corporate.

Operating return on equity (ROE) or ROE calculated using income excluding adjusted net realized gains (losses): Operating income or income excluding adjusted net realized gains (losses), net of tax, divided by average shareholders’ equity for the period excluding unrealized gains (losses) on investments, net of tax. To annualize a quarterly rate multiply by four.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business.

Operating effective tax rate: Income tax expense excluding tax expense (benefit) on adjusted net realized gains (losses) divided by income excluding adjusted net realized gains (losses) before tax.

Life underwriting income: Net premiums earned and net investment income less losses and loss expenses, policy benefits, acquisition costs, and administrative expenses. In addition, Life underwriting income includes gains/losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

NM: Not meaningful.

Glossary	Page 24